ACQUISITIONS	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS	ACQUISITIONS
Brazil Wind Portfolio
On March 3, 2023, Brookfield Renewable, together with its institutional partners, completed the acquisition of 100% interest in a 136 MW portfolio of operating wind assets in Brazil. The purchase price of this acquisition, including working capital and closing adjustments was $95 million. Brookfield Renewable holds an approximately 25% economic interest.
The preliminary purchase price allocations, at fair value, as at June 30, 2023, with respect to the acquisitions are as follows:

(MILLIONS)	Brazil Wind Portfolio
Cash and cash equivalents	$10
Trade receivables and other current assets	9
Property, plant and equipment, at fair value	125
Other non-current assets	19
Accounts payable and accrued liabilities	(16)
Current portion of non-recourse borrowings	(4)
Non-recourse borrowings	(46)
Provisions	(2)
Fair value of net assets acquired	95
Purchase price	$95
On May 4, 2023, Brookfield Renewable, together with its institutional partners, completed the acquisition of a 90% interest in a distributed generation platform with approximately 730 MW of development pipeline in Brazil. The purchase price of this acquisition was $4 million with fair value of assets acquired of $5 million and liabilities assumed of $1 million. Brookfield Renewable holds an approximately 20% economic interest.